CUMULUS MEDIA INC.

Cumulus Reports Operating Results for Third Quarter 2016

ATLANTA, GA — November 8, 2016: Cumulus Media Inc. (NASDAQ: CMLS) (the “Company,” “we,” “us,” or “our”) today announced operating results for the three and nine months ended September 30, 2016.

For the three months ended September 30, 2016, the Company reported net revenue of $286.1 million, down 1.1% from the three months ended September 30, 2015, net income of $46.3 million and Adjusted EBITDA of $43.9 million, down 37.9% from the quarter ended September 30, 2015. For the nine months ended September 30, 2016, the Company reported net revenue of $841.9 million, down 2.1% from the nine months ended September 30, 2015, net income of $33.0 million and Adjusted EBITDA of $149.0 million, down 24.0% from the nine months ended September 30, 2015.

Excluding the impact of $14.4 million of expenses incurred during the quarter ended September 30, 2016, to resolve previously disputed syndicated programming and network inventory expenses with CBS Radio Inc., Adjusted EBITDA declined 17.5% from the quarter ended September 30, 2015 and 16.7% from the nine months ended September 30, 2015.

Mary Berner, President and Chief Executive Officer of Cumulus Media Inc. said, “A year into our turnaround effort, we have made considerable progress against our operational priorities while leading the industry in ratings growth. Though our performance in the quarter was negatively impacted by headwinds which have challenged us all year, we see evidence that our work is paying off financially as we gained share this quarter for the first time in at least four years. As we seek to maintain the momentum of our initial strategies, we have now also launched a focused effort to improve sales execution as the next logical step in our turnaround plan.”

Operating Summary (in thousands, except percentages and per share data):

	Three Months Ended September 30,
	2016	2015	% Change
Net revenue	$286,136	$289,441	(1.1)%
Net income (loss)	$46,321	$(542,179)	**
Adjusted EBITDA (1)	$43,884	$70,620	(37.9)%
Basic and diluted income (loss) per share	$1.58	$(18.57)

	Nine Months Ended September 30,
	2016	2015	% Change
Net revenue	$841,859	$859,854	(2.1)%
Net income (loss)	$32,958	$(541,895)	**
Adjusted EBITDA (1)	$148,998	$196,098	(24.0)%
Basic and diluted income (loss) per share	$1.12	$(18.58)

** Calculation is not meaningful

	September 30, 2016	December 31, 2015	% Change
Cash and cash equivalents	$157,601	$31,657	397.8%

Term loans	1,838,940	$1,838,940	—%
7.75% Senior Notes	610,000	610,000	—%
Total debt	$2,448,940	$2,448,940	—%

	Three Months Ended September 30,
	2016	2015	% Change
Capital expenditures	$5,242	$957	447.8%

	Nine Months Ended September 30,
	2016	2015	% Change
Capital expenditures	$16,704	$15,817	5.6%

(1)
Adjusted EBITDA is not a financial measure calculated or presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). For additional information, see “Non-GAAP Financial Measure and Definition”.

Results for Three Months Ended September 30, 2016

Net Revenue
The Company operates in two reportable segments, the Radio Station Group and Westwood One. The Radio Station Group revenue is derived primarily from the sale of broadcasting time to local, regional and national advertisers. Westwood One revenue is generated primarily through network advertising.
Corporate and Other includes overall executive, administrative and support functions for each of the Company’s reportable segments, including information technology, human resources, legal, finance and administrative functions.

The following tables present our net revenue by segment (dollars in thousands).

	Three Months Ended September 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$206,199	$79,413	$524	$286,136
% of total revenue	72.1%	27.8%	0.1%	100.0%
$ change from three months ended September 30, 2015	$1,522	$(4,658)	$(169)	$(3,305)
% change from three months ended September 30, 2015	0.7%	(5.5)%	(24.4)%	(1.1)%

	Three Months Ended September 30, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$204,677	$84,071	$693	$289,441
% of total revenue	70.7%	29.1%	0.2%	100.0%

Net income (loss)

The following tables present our net income (loss) by segment (dollars in thousands).

	Three Months Ended September 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$134,119	$(10,874)	$(76,924)	$46,321
$ change from three months ended September 30, 2015	$522,257	$134,470	$(68,227)	$588,500
% change from three months ended September 30, 2015	**	92.5%	(784.5)%	**

	Three Months Ended September 30, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net loss	$(388,138)	$(145,344)	$(8,697)	$(542,179)

** Calculation is not meaningful

Adjusted EBITDA

The following tables present our Adjusted EBITDA by segment (dollars in thousands).

	Three Months Ended September 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$56,237	$(2,689)	$(9,664)	$43,884
$ change from three months ended September 30, 2015	$(6,795)	$(18,809)	$(1,132)	$(26,736)
% change from three months ended September 30, 2015	(10.8)%	**	(13.3)%	(37.9)%

	Three Months Ended September 30, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$63,032	$16,120	$(8,532)	$70,620

** Calculation is not meaningful

Results for Nine Months Ended September 30, 2016

Net Revenue

The following tables present our net revenue by segment (dollars in thousands).

	Nine Months Ended September 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$592,640	$247,507	$1,712	$841,859
% of total revenue	70.4%	29.4%	0.2%	100.0%
$ change from nine months ended September 30, 2015	$2,797	$(19,880)	$(912)	$(17,995)
% change from nine months ended September 30, 2015	0.5%	(7.4)%	(34.8)%	(2.1)%

	Nine Months Ended September 30, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$589,843	$267,387	$2,624	$859,854
% of total revenue	68.6%	31.1%	0.3%	100.0%

Net income (loss)

The following tables present our net income (loss) by segment (dollars in thousands).

	Nine Months Ended September 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$205,263	$(12,872)	$(159,433)	$32,958
$ change from nine months ended September 30, 2015	$514,301	$126,113	$(65,561)	$574,853
% change from nine months ended September 30, 2015	**	90.7%	(69.8)%	**

	Nine Months Ended September 30, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net loss	$(309,038)	$(138,985)	$(93,872)	$(541,895)

** Calculation is not meaningful

Adjusted EBITDA

The following tables present our Adjusted EBITDA by segment (dollars in thousands).

	Nine Months Ended September 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$159,278	$17,998	$(28,278)	$148,998
$ change from nine months ended September 30, 2015	$(20,203)	$(25,058)	$(1,839)	$(47,100)
% change from nine months ended June 30, 2015	(11.3)%	(58.2)%	(7.0)%	(24.0)%

	Nine Months Ended September 30, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$179,481	$43,056	$(26,439)	$196,098

The following table presents our net revenue by segment for each quarter during the year ended December 31, 2015 (dollars in thousands).

	Radio Station Group	Westwood One	Corporate and Other	Consolidated

Net revenue Q1 2015	$175,668	$94,549	$862	$271,079
Net revenue Q2 2015	209,498	88,767	1,069	299,334
Net revenue Q3 2015	204,677	84,071	693	289,441
Net revenue Q4 2015	206,540	101,581	704	308,825
Net revenue FY 2015	$796,383	$368,968	$3,328	$1,168,679

The following table presents our net income (loss) by segment for each quarter during the year ended December 31, 2015 (dollars in thousands).

	Radio Station Group	Westwood One	Corporate and Other	Consolidated

Net income (loss) Q1 2015	$26,533	$(1,208)	$(37,340)	$(12,015)
Net income (loss) Q2 2015	52,567	7,568	(47,836)	12,299
Net loss Q3 2015	(388,139)	(145,345)	(8,695)	(542,179)
Net income (loss) Q4 2015	43,776	(2,195)	(46,180)	(4,599)
Net (loss) income FY 2015	$(265,263)	$(141,180)	$(140,051)	$(546,494)

The following table presents our Adjusted EBITDA by segment for each quarter during the year ended December 31, 2015 (dollars in thousands).

	Radio Station Group	Westwood One	Corporate and Other	Consolidated

Adjusted EBITDA Q1 2015	$45,416	$8,424	$(9,177)	$44,663
Adjusted EBITDA Q2 2015	71,033	18,512	(8,730)	80,815
Adjusted EBITDA Q3 2015	63,032	16,120	(8,532)	70,620
Adjusted EBITDA Q4 2015	62,192	9,902	(9,047)	63,047
Adjusted EBITDA FY 2015	$241,673	$52,958	$(35,486)	$259,145

As previously disclosed, on November 3, 2015, we received a notification from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“NASDAQ”) indicating that we were not in compliance with NASDAQ Listing Rule 5450(a)(1) (the “Rule”) because the minimum bid price of our Class A common stock had closed below $1.00 per share for 30 consecutive business days.
On October 27, 2016 we received notification from NASDAQ that we had regained compliance with the Rule in order for our Class A common stock to remain listed on the NASDAQ Capital Market.

Earnings Call Information
Cumulus Media Inc. will host a teleconference today at 4:30 PM eastern time to discuss its third quarter 2016 operating results.

The conference call dial-in number for domestic callers is 877-830-7699. International callers should dial 574-990-0924 for conference call access. If prompted, the conference ID is 98715812. Please call five to ten minutes in advance to ensure that you are connected prior to the presentation.

Following completion of the call, a replay can be accessed until 11:30 PM eastern time, December 8, 2016. Domestic callers can access the replay by dialing 800-585-8367 or 855-859-2056, replay code 98715812. International callers should dial +44 (0)145255000 for conference replay access. An archive of the webcast will be available beginning 24 hours after the call for a period of 30 days.

A link to the live audio webcast of the conference call and the related earnings presentation will be available on the investor section of the Cumulus Media Inc. website (www.cumulus.com/investors).

Forward-Looking Statements
Certain statements in this release may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations primarily with respect to certain historical and our future operating, financial, and strategic performance. Any such forward-looking statements are not guarantees of future performance and may involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward-looking statements as a result of various factors including, but not limited to, risks and uncertainties relating to the need for additional funds to service our debt and to execute our business strategy, our ability to access borrowings under our revolving credit facility, our ability from time to time to renew one or more of our broadcast licenses, changes in interest rates, changes in the fair value of our investments, the timing of, and our ability to complete any acquisitions or dispositions pending from time to time, costs and synergies resulting from the integration of any completed acquisitions, our ability to effectively manage costs, our ability to generate and manage growth, the popularity of radio as a broadcasting and advertising medium, changing consumer tastes, the impact of general economic conditions in the United States or in specific markets in which we currently do business, industry conditions, including existing competition and future competitive technologies and cancellation, disruptions or postponements of advertising schedules in response to national or world events, our ability to generate revenues from new sources, including local commerce and technology-based initiatives, the impact of regulatory rules or proceedings that may affect our business from time to time, our ability to continue to meet the listing standards for our Class A common stock to continue to be listed for trading on the NASDAQ stock market, the write off of a material portion of the fair value of our FCC broadcast licenses and goodwill, and other risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2015 (the “2015 Form 10-K”) and any subsequently filed Forms 10-Q. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter our actual results of operations or financial condition. Cumulus Media Inc. assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise.

About Cumulus Media
A leader in the radio broadcasting industry, Cumulus Media (NASDAQ:CMLS) combines high-quality local programming with iconic, nationally syndicated media, sports and entertainment brands to deliver premium content choices to the 245 million people reached each week through its approximately 450 owned-and-operated stations broadcasting in 90 US media markets (including eight of the top 10), more than 8,200 broadcast radio stations affiliated with its Westwood One network and numerous digital channels. Together, the Cumulus/Westwood One platforms make Cumulus Media one of the few media companies that can provide advertisers with national reach and local impact. Cumulus/Westwood One is the exclusive radio broadcast partner to some of the largest brands in sports, entertainment, news, and talk, including the NFL, the NCAA, the Masters, the Olympics, the GRAMMYs, the Academy of Country Music Awards, the American Music Awards, the Billboard Music Awards, Westwood One News, and more. Additionally, it is the nation's leading provider of country music and lifestyle content through its NASH brand, which serves country fans nationwide through radio programming, exclusive digital content, and live events. For more information, visit www.cumulus.com.

For further information, please contact:
Cumulus Media Inc.
Collin Jones
Investor Relations
collin@cumulus.com
404-260-6600

CUMULUS MEDIA INC.
Unaudited Condensed Consolidated Statements of Operations
(Dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net revenue	$286,136	$289,441	$841,859	$859,854
Operating expenses:
Content costs	115,348	94,829	312,526	286,655
Selling, general & administrative expenses	117,387	115,562	352,474	350,417
Depreciation and amortization	21,957	25,547	68,023	76,582
LMA fees	2,481	2,515	10,351	7,585
Corporate expenses	9,675	8,186	28,388	27,004
Stock-based compensation expense	735	12,304	2,403	20,047
Acquisition-related and restructuring costs	(450)	13,763	3,237	13,160
(Gain) loss on sale of assets or stations	(94,014)	57	(97,155)	792
Impairment of intangible assets and goodwill	—	565,584	1,816	565,584
Impairment charges - equity interest in Pulser Media Inc.	—	18,308	—	19,364
Total operating expenses	173,119	856,655	682,063	1,367,190
Operating income (loss)	113,017	(567,214)	159,796	(507,336)
Non-operating (expense) income:
Interest expense	(34,929)	(35,691)	(103,896)	(106,087)
Interest income	139	22	364	407
Other income (expense), net	882	(151)	1,598	12,601
Total non-operating expense, net	(33,908)	(35,820)	(101,934)	(93,079)
Income (loss) before income taxes	79,109	(603,034)	57,862	(600,415)
Income tax (expense) benefit	(32,788)	60,855	(24,904)	58,520
Net income (loss)	$46,321	$(542,179)	$32,958	$(541,895)
Basic and diluted income (loss) per common share:
Basic: Income (loss) per share	$1.58	$(18.57)	$1.12	$(18.58)
Diluted: Income (loss) per share	$1.58	$(18.57)	$1.12	$(18.58)
Weighted average basic common shares outstanding	29,275,111	29,194,508	29,268,885	29,165,188
Weighted average diluted common shares outstanding	29,275,111	29,194,508	29,268,885	29,165,188

Non-GAAP Financial Measure and Definition
From time to time we utilize certain financial measures that are not prepared or calculated in accordance with GAAP to assess our financial performance and profitability. Adjusted EBITDA is the financial metric utilized by management to analyze the cash flow generated by our business. This measure isolates the amount of income generated by our core operations after the incurrence of corporate, general and administrative expenses. Management also uses this measure to determine the contribution of our core operations to the funding of our corporate resources utilized to manage our operations and our non-operating expenses including debt service and acquisitions. In addition, consolidated Adjusted EBITDA is a key metric for purposes of calculating and determining our compliance with certain covenants contained in our credit facility.
In deriving this measure, the Company excludes depreciation, amortization, and stock-based compensation expense, as these do not represent cash payments for activities directly related to our core operations. The Company excludes any gain or loss on the exchange or sale of any assets as it does not represent a cash transaction. The Company also excludes any gain or loss on the exchange or sale of any assets and any gain or loss on derivative instruments as they do not represent cash transactions nor are they associated with core operations. Expenses relating to acquisitions and restructuring costs are also excluded from the calculation of Adjusted EBITDA as they are not directly related to our core operations. The Company also excludes any costs associated with impairment of assets as they do not require a cash outlay.
The Company believes that Adjusted EBITDA, although not a measure that is calculated in accordance with GAAP, is commonly employed by the investment community as a measure for determining the market value of a media company. The Company has also observed that Adjusted EBITDA is routinely employed to evaluate and negotiate the potential purchase price for media companies and is a key metric for purposes of calculating and determining compliance with certain covenants in our credit facility. Given the relevance to our overall value, the Company believes that investors consider the metric to be extremely useful.
Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss), operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, Adjusted EBITDA may be defined or calculated differently by other companies, and comparability may be limited.

The following tables reconcile net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three and nine months ended September 30, 2016 and 2015 (dollars in thousands):

	Three Months Ended September 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$134,119	$(10,874)	$(76,924)	$46,321
Income tax expense	—	—	32,788	32,788
Non-operating (income) expense, including net interest expense	(2)	59	33,851	33,908
LMA fees	2,481	—	—	2,481
Depreciation and amortization	13,653	7,782	522	21,957
Stock-based compensation expense	—	—	735	735
Gain on sale of assets or stations	(94,014)	—	—	(94,014)
Acquisition-related and restructuring costs	—	344	(794)	(450)
Franchise and state taxes	—	—	158	158
Adjusted EBITDA	$56,237	$(2,689)	$(9,664)	$43,884

	Three Months Ended September 30, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net loss	$(388,138)	$(145,344)	$(8,697)	$(542,179)
Income tax benefit	—	—	(60,855)	(60,855)
Non-operating (income) expense, including net interest expense	(3)	313	35,510	35,820
LMA fees	2,515	—	—	2,515
Depreciation and amortization	15,900	9,092	555	25,547
Stock-based compensation expense	—	—	12,304	12,304
(Gain) loss on sale of assets or stations	(50)	—	107	57
Impairment of intangible assets	432,808	132,672	104	565,584
Impairment charges - equity interest in Pulser Media Inc.	—	18,308	—	18,308
Acquisition-related and restructuring costs	—	1,079	12,684	13,763
Franchise and state taxes	—	—	(244)	(244)
Adjusted EBITDA	$63,032	$16,120	$(8,532)	$70,620

	Nine Months Ended September 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$205,263	$(12,872)	$(159,433)	$32,958
Income tax expense	—	—	24,904	24,904
Non-operating expense, including net interest expense	14	226	101,694	101,934
LMA fees	10,351	—	—	10,351
Depreciation and amortization	40,780	25,657	1,586	68,023
Stock-based compensation expense	—	—	2,403	2,403
Gain on sale of assets or stations	(97,130)	—	(25)	(97,155)
Impairment of intangible assets	—	1,816	—	1,816
Acquisition-related and restructuring costs	—	3,171	66	3,237
Franchise and state taxes	—	—	527	527
Adjusted EBITDA	$159,278	$17,998	$(28,278)	$148,998

	Nine Months Ended September 30, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net loss	$(309,038)	$(138,985)	$(93,872)	$(541,895)
Income tax benefit	—	—	(58,520)	(58,520)
Non-operating (income) expense, including net interest expense	(5)	955	92,129	93,079
LMA fees	7,585	—	—	7,585
Depreciation and amortization	47,448	27,562	1,572	76,582
Stock-based compensation expense	—	—	20,047	20,047
Loss on sale of assets or stations	685	—	107	792
Impairment of intangible assets	432,806	132,671	107	565,584
Impairment charges -- equity interest in Pulser Media Inc.	—	19,364	—	19,364
Acquisition-related and restructuring costs	—	1,489	11,671	13,160
Franchise and state taxes	—	—	320	320
Adjusted EBITDA	$179,481	$43,056	$(26,439)	$196,098

The following tables reconcile net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three months ended March 31, 2015, June 30, 2015 and December 31, 2015, respectively (dollars in thousands):

	Three Months Ended March 31, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$26,533	$(1,208)	$(37,340)	$(12,015)
Income tax expense (benefit)	35	—	(10,392)	(10,357)
Non-operating (income) expense, including net interest expense	(1)	320	33,928	34,247
LMA fees	2,498	—	—	2,498
Depreciation and amortization	15,532	9,312	467	25,311
Stock-based compensation expense	—	—	3,863	3,863
Loss on sale of assets or stations	819	—	—	819
Franchise and state taxes	—	—	297	297
Adjusted EBITDA	$45,416	$8,424	$(9,177)	$44,663

	Three Months Ended June 30, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$52,567	$7,568	$(47,836)	$12,299
Income tax (benefit) expense	(35)	—	12,729	12,694
Non-operating expense, including net interest expense	(2)	320	22,693	23,011
LMA fees	2,572	—	—	2,572
Depreciation and amortization	16,014	9,158	551	25,723
Stock-based compensation expense	—	—	3,880	3,880
Gain on sale of assets or stations	(84)	—	—	(84)
Impairment charges - equity interest in Pulser Media Inc.	—	1,056	—	1,056
Acquisition-related and restructuring costs	—	410	(1,013)	(603)
Franchise and state taxes	—	—	267	267
Adjusted EBITDA	$71,032	$18,512	$(8,729)	$80,815

	Three Months Ended December 31, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$43,776	$(2,195)	$(46,180)	$(4,599)
Income tax expense	—	—	12,680	12,680
Non-operating (income) expense, including net interest expense	(2)	293	33,671	33,962
LMA fees	2,541	—	3	2,544
Depreciation and amortization	15,894	8,976	653	25,523
Stock-based compensation expense	—	—	986	986
(Gain) loss on sale of assets or stations	(17)	2,081	—	2,064
Acquisition-related and restructuring costs	—	747	2,733	3,480
Franchise and state taxes	—	—	(371)	(371)
Gain on early extinguishment of debt	—	—	(13,222)	(13,222)
Adjusted EBITDA	$62,192	$9,902	$(9,047)	$63,047